SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)

Filed by the registrant                     |X|
Filed by a party other than the registrant  |_|

Check the appropriate box:

|_|  Preliminary proxy statement.           |_| Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2))

|_|  Definitive proxy statement.

|_|  Definitive additional materials.

|X|  Soliciting material under rule 14a-12

                             CDC Nvest Funds Trust I
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

|X|  No fee required.
|_|  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)   Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------
(5)   Total fee paid:

--------------------------------------------------------------------------------
|_|   Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)   Amount previously paid:

--------------------------------------------------------------------------------

(2)   Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

(3)   Filing Party:

--------------------------------------------------------------------------------

(4)   Date Filed:

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

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT
                  PLEASE SIGN, DATE AND RETURN YOUR PROXY TODAY

                              Your Proxy Vote is important!

                              And now in addition to voting by mail you can Vote your Proxy on the PHONE or the INTERNET.

                              It saves Money! Telephone and Internet voting saves postage costs. Savings which may help minimize fund expenses.

                              It saves Time! Telephone and Internet voting is instantaneous - 24 hours a day.

                              It's Easy! Just follow these simple steps:

                              1. Read your proxy statement and have it on hand.

                              2. Call toll-free 1-866-241-6192 or go to website: https://vote.proxy-direct.com

                              3. Enter your 14 digit Control Number from your Proxy Card.

                              4. Follow the recorded or on-screen directions.

                              5. Do not mail your Proxy Card if you prefer to vote by phone or Internet.

                  Please detach at perforation before mailing.

PROXY CARD                   CDC NVEST BALANCED FUND                  PROXY CARD
                    PROXY SOLICITED BY THE BOARD OF TRUSTEES
     PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 17, 2003

The undersigned hereby appoints John E. Pelletier, Nicholas H. Palmerino and Coleen Downs Dinneen, and each of them separately, proxies with full power of substitution to each, and hereby authorizes them to represent and to vote, as designated on the reverse side, at the Special Meeting of Shareholders of CDC Nvest Balanced Fund (the Fund"), on June 17, 2003 at 2:00 p.m. Eastern time, and any adjournments thereof, all of the shares of the Fund that the undersigned would be entitled to vote if personally present.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL.

                              VOTE VIA THE INTERNET:
                              https://vote.proxy-direct.com
                              VOTE VIA THE TELEPHONE: 1-866-241-6192
                              --------------------------------------------------
                              CONTROL NUMBER:
                              --------------------------------------------------

                              Note: Please sign this proxy exactly as your name or names appears on this proxy card. All joint owners should sign. When signing as executor, administrator, attorney, trustee or guardian or as custodian for a minor, please give full title as such. If a corporation, please sign in full corporate name and indicate the signer's office. If a partner, sign in the partnership name.


                              --------------------------------------------------
                              Signature

                              --------------------------------------------------
                              Signature of joint owner, if any

                              --------------------------------------------------
                              Date                                     CBF_13161

        PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE

                      EVERY SHAREHOLDER'S VOTE IS IMPORTANT

                        PLEASE SIGN, DATE AND RETURN YOUR
                                   PROXY TODAY

                  Please detach at perforation before mailing.

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting and any adjournments thereof. The Trustees recommend a vote FOR the proposal. TO VOTE, MARK ONE OF THE BLOCKS BELOW IN BLUE OR BLACK INK. Example: |X|

                                                         FOR   AGAINST   ABSTAIN
     1.    Approval of the acquisition of the CDC Nvest  |_|     |_|       |_|
           Balanced Fund by the CDC Nvest Growth and
           Income Fund.

  PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
                                    CBF_13161

                                  ALAMO DIRECT
                       TOUCH-TONE TELEPHONE VOTING SCRIPT

--------------------------------------------------------------------------------
OPENING:
--------------------------------------------------------------------------------
WHEN CONNECTED TO THE TOLL-FREE NUMBER 1-866-241-6192, THE SHAREHOLDER WILL
HEAR:
--------------------------------------------------------------------------------
"Welcome! Please enter the control number located on your voting instruction card."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WHEN THE SHAREHOLDER ENTERS THE CONTROL NUMBER, HE/SHE WILL HEAR:
--------------------------------------------------------------------------------
"This is the automated telephone voting site for the Special Meeting of Shareholders of the CDC Nvest Balanced Fund"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"Proposal 1: To vote FOR, press 1. AGAINST, press 9. ABSTAIN press 0."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"To hear how you have voted press 1. To cancel your vote, press 2. To save how you have voted, press 3."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF THE SHAREHOLDER PRESSES 1 TO HEAR THE VOTE:
--------------------------------------------------------------------------------
"Your vote will be saved automatically should you decide to hang up during vote playback."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"Your vote has been cast as follows (the shareholder's vote for the proposal is given)"
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
"To hear how you have voted press 1. To cancel your vote, press 2. To save how you have voted press 3."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF THE SHAREHOLDER PRESSES 2 TO CANCEL THE VOTE:
--------------------------------------------------------------------------------
"Your vote has been canceled. If you would like to vote another proxy card, press 1 now. To end this call, press 0 now."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
IF THE SHAREHOLDER PRESSES 3 TO SAVE THE VOTE:
--------------------------------------------------------------------------------
"Your vote has been saved. If you would like to vote another proxy card, press 1 now. To end this call press 0 now."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
If the shareholder elects to vote another proxy, he/she is returned to the "Please enter the control number" speech (above)
--------------------------------------------------------------------------------
If shareholder elects to end the call he/she will hear:
--------------------------------------------------------------------------------
"Thank you for voting."
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Call is terminated.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Internet Voting Screens: https://vote.proxy-direct.com/
(1) Login Screen:

PROXY DIRECT Internet Voting Shareholder Login

      You can now submit your voting instructions online. To do so, please enter your Control Number in the area below. Your Control Number is located on your proxy card or voting instruction card and is identified as Control Number. If you have received multiple cards, each has its own Control Number and you will need to login and provide your voting instructions separately for each such distinct Control Number.

            Enter Control Number here: --- Continue

      Your browser must support JavaScript 1.1 or higher and be able to accept cookies in order to continue. Click on HELP button at the top for more information and navigation tips. If you are unable to vote your proxy using this service because of techincal difficulties, you should refer to your Proxy Package for other voting options.

      (C)2001 PROXY DIRECT(TM)- Service of ALAMO Direct Mail Svcs, Inc. All rights reserved.

--------------------------------------------------------------------------------

(2) Voting screen:

PROXY DIRECT Internet Voting Shareholder Login

                  (CDC IXIS Asset Management Distributors Logo)

      Shareholder:

      Account: [account number] / [control number]
      Previous vote: [vote]

      CDC Nvest Balanced Fund, [Class of Fund]

      Applicable Campaign Proposal

      1. Approval of the Acquisition of the CDC Nvest Balanced Fund by the CDC Nvest Growth and Income Fund

         Mark --> Board Recommendation
                  For  Against Abstain
                  |_| For   |_| Against   |_| Abstain

                              Voting Instructions ^

Enter your e-mail address here if you would like an e-mail confirmation of your
vote. [                             ]

      Your answer has been marked according to your last recorded vote. Please change responses as appropriate before submission. If you have questions regarding the proposal, please call (800) 225-5478.

      |_| Cancel   |_| Vote Now!

(3) Confirmation screen:

PROXY DIRECT Internet Voting Shareholder Login

                  (CDC IXIS Asset Management Distributors Logo)

Thank you. Your voting instructions have been submitted for processing.

If necessary, you can revisit the Internet Voting site at any time before the Meeting Date on Tuesday June 17th, 2003 at 2:00 PM[ES] to submit new voting instructions.

This is a summary of your voting instructions for the CDC Nvest Balanced Fund. You may print this page for your records.

                        CDC Nvest Balanced Fund, [Class]

Instructions submitted on [Day of Week, Month, Day, 2003] at [time][ET]

Transaction Code: [           ]

      1. Approval of the Acquisition of the CDC Nvest Balanced Fund by the CDC Nvest Growth and Income Fund

Voted [vote]

[clipboard icon] If you wish to vote another card, please click here.

                                                      [Electronic Delivery Icon]

Excerpts from http://www.cdcnvestfunds.com website

Screen 1:

[logo] CDC Nvest Funds
CDC IXIS Asset Management Distributors

      [Graphic Omitted] Online Proxy Voting
                For Balanced Fund shareholders.

            This site is best viewed using Internet Explorer 5.0 or higher (with 128-bit encryption) & the following free plugins:

                [Internet Explorer logo] [Flash logo] [Acrobat Reader logo]

            To learn how your personal information will be treated as you utilize our site, please review our Privacy Policy.

Screen 2:

[logo] CDC Nvest Funds
CDC IXIS Asset Management Distributors

            Online Proxy Voting

            CDC IXIS Asset Management Distributors, L.P. has announced an important proposal regarding CDC Nvest Balanced Fund, which requires a shareholder vote. The fund will hold a special meeting of shareholders on June 17, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116.

            CDC Nvest Balanced Fund
               Proxy Q&A
               Download a PDF file* of the official proxy statement Enter our Electronic Proxy Voting Center

            Remember - your vote counts


            Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to resolicit shareholders. You may receive a reminder call to return your proxy from Alamo Direct, a proxy solicitation firm.

            If you vote electronically, you do not need to mail your proxy card.

            However, if you want to change your vote you may do so using the proxy card, telephone or Internet.

            Thank you for your cooperation in voting on this important proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

            * To download or print PDF files, you must have Adobe Acrobat Reader software on your computer. You may obtain this software free of charge at Adobe's Web site.

Important note:

            If you own shares in more than one account, you should have received a separate card for each account. These are not duplicate cards; it is important to vote each account represented by the proxy cards received.

      For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

      The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

      NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE

      Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

Screen 3:

      Balanced Fund Proxy Q&A

      Q. What is the proposal?

      You are being asked to approve the acquisition of CDC Nvest Balanced Fund by CDC Nvest Growth and Income Fund.

      Q. What are the advantages?

      The Funds' investment advisor has recommended the acquisition of CDC Nvest Balanced Fund to enable shareholders of CDC Nvest Balanced Fund to invest in a larger combined fund with better long-term growth prospects. The advisor believes the acquisition will offer CDC Nvest Balanced Fund shareholders the following advantages:

      Lower expenses and better growth prospects. The expense ratio of CDC Nvest Growth and Income Fund is lower than that of CDC Nvest Balanced Fund. In addition, we believe the combined fund will be better able to grow in size and take advantage of economies of scale.

      Same level of service. As a shareholder of CDC Nvest Growth and Income Fund, you will continue to benefit from the same services you currently enjoy as a CDC Nvest Balanced Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

      Q. What strengths does Harris Associates bring to the management of CDC Nvest Growth and Income fund?

      Expertise and experience. CDC Nvest Growth and Income Fund is managed by Harris Associates. As advisor to The Oakmark Family of Funds, and manager of CDC Nvest Select Fund, CDC Nvest Growth and Income Fund and segments of CDC Nvest Star funds, Harris Associates has built a reputation for a consistent approach to value investing. Portfolio managers Robert Levy, Edward Loeb, and Michael Mangan bring more than 50 years' combined experience to the fund.

      Q. What is the portfolio management team's approach to managing CDC Nvest Growth and Income Fund?

      Using a value investment strategy, CDC Nvest Growth and Income Fund invests substantially all of its assets in stocks of large and mid-capitalization companies across a broad array of industries. This strategy is based on the belief that, over time, a company's stock price converges with the company's true business value. The firm believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the fund's investment objective.

      For more complete information, including a prospectus, please contact your financial advisor. You may also view a current prospectus online, order literature through our site, or contact an Investor Service Representative at 800-225-5478. Please read the prospectus carefully, including the information on charges and expenses, before investing. Other expenses apply to a continued investment in the fund and are described in the fund's current prospectus.

      The mutual funds referred to in this website are offered and sold only to persons who are eligible to purchase U.S. registered investment funds and are offered by prospectus only.

      NOT FDIC INSURED [DIAMOND] MAY LOSE VALUE [DIAMOND] NO BANK GUARANTEE

      Copyright (C) 2001 CDC IXIS Asset Management Distributors, L.P. - All rights reserved.

CDC NVEST BALANCED FUND
Outbound Vote Solicitation Script

Connected Call

Introduction

Hello, my name is ___________, I am calling from Alamo Direct on behalf of CDC Nvest Funds concerning recent proxy materials that were sent you. May I please speak with _________?

Before I begin I would like you to know this call is being recorded to assure accuracy.

I am calling to let you know that a shareholder meeting will be held on June 17, 2003 to vote on an important proposal for CDC Nvest Balanced Fund. That date is quickly approaching and every vote counts. If it is convenient for you, I can record your vote over the telephone right now. Is it convenient?

May I please have your name?

Have you received your package containing the proxy materials?

May I please have your address?

And finally the last 4 digits of your social security number?

Are you familiar with the proposal? May I assist you with any questions?

The Board of Trustees recommends that the shareholders of Balanced Fund vote in favor of the proposal. Would you like to vote in favor of the proposal as the Board recommends?

Your vote has been recorded. You have voted __________, is that correct?

In the next 72 hours a confirmation will be mailed to you. Thank you for your time.

CDC NVEST FUNDS                                 (Postage and Permit Information)
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

Your Vote is Important! Please Open Immediately

-----------------------------------------------




-----------------------------------------------

--------------------------------------------            ----------
BUSINESS REPLY MAIL                                     NO POSTAGE
FIRST-CLASS MAIL PERMIT NO. 107 SMITHTOWN                NECESSARY
--------------------------------------------             IF MAILED
                                                          IN THE
                                                          UNITED
                                                          STATES
                                                        ----------

POSTAGE WILL BE PAID BY ADDRESSEE

CDC NVEST FUNDS
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11787-9831

        [THE NEW ENGLAND FINANCIAL METLIFE AFFILIATE LOGO APPEARS HERE]


May 2003

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the CDC Nvest Balanced Fund (the "Fund") of the CDC Nvest Funds Trust I will be held on June 17, 2003. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Life Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted in the Shareholders Meeting. The record date is April 30, 2003. All Contract Owners with an investment in the Fund as of that date will receive the enclosed Prospectus/Proxy Statement.

Enclosed you will find a copy of the Notice of Meeting and Prospectus/Proxy Statement relating to the Shareholders Meeting. After reviewing this material, please complete and execute the Instruction Form and return it in the enclosed, postage-paid, self-addressed envelope. If you fail to give voting instructions, shares of the Fund deemed attributable to your Contract will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

    [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS APPEARS HERE]

--------------------------------------------------------------------------------
PWVA-BAL-I

        [THE NEW ENGLAND FINANCIAL METLIFE AFFILIATE LOGO APPEARS HERE]


May 2003

To Owners of Preference Variable Annuity Contracts:

A Special Meeting of Shareholders of the CDC Nvest Balanced Fund (the "Fund") of the CDC Nvest Funds Trust I will be held on June 17, 2003. At the Shareholders Meeting, Metropolitan Life Insurance Company ("MetLife") will vote all shares of the Fund held in the New England Life Retirement Investment Account (the "Account") which are attributable to Preference Variable Annuity Contracts in accordance with instructions received from Contract Owners. You are now being asked how shares of the Fund deemed attributable to your Contract should be voted at the Shareholders Meeting. Under some plans, plan participants (i.e. annuitants) may have the right to instruct Contract Owners as to how all or a portion of the votes attributable to a Contract are to be cast, and Contract Owners are required to cast such votes as instructed.

IN ORDER FOR THE VOTE UNDER YOUR CONTRACTS TO BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN BY YOU AND YOUR ANNUITANTS, YOU MUST RETURN A COMPLETED, EXECUTED INSTRUCTION FORM. If you fail to return an executed Instruction Form, shares of the Fund deemed attributable to your Contracts will be voted by MetLife in proportion to the voting instructions received from all other Preference Contract Owners.

Enclosed you will find a copy of the Notice of Meeting and Prospectus/Proxy Statement relating to the Shareholders Meeting, as well as Instruction Forms with the names of the annuitants who may be entitled to instruct the Contract Owner.

Please forward promptly (1) one Notice of Meeting and Prospectus/Proxy Statement and (2) one Instruction Form to each annuitant entitled to give voting instructions. One Instruction Form is enclosed for each annuitant.

The Instruction Form is to be used by each annuitant to convey instructions to you as Contract Owner. INSTRUCTION FORMS COMPLETED BY YOUR ANNUITANTS SHOULD NOT BE RETURNED. AFTER YOU HAVE RECEIVED INSTRUCTIONS FROM AN ANNUITANT, YOU SHOULD TRANSFER THESE INSTRUCTIONS TO THE ANNUITANT LISTING PROVIDED. RETURN ONLY THE SINGLE INSTRUCTION FORM IN YOUR NAME, SIGNED BY YOU, ALONG WITH THE APPROPRIATELY CHECKED ANNUITANT LIST.

If no annuitants transmit voting instructions, or if the annuitants do not have the right to instruct, cast all votes at your sole discretion by completing and signing the Instruction Form.

In order to cast votes under the Contract, you must return an INSTRUCTION FORM signed by you, the Contract Owner.

If you have any questions concerning these procedures, please call collect, Melissa Colombo, Product Manager, New England Life Insurance Company at (617) 578-3499.

    [THE NEW ENGLAND FINANCIAL LIFE INSURANCE COMPANY ADDRESS APPEARS HERE]

--------------------------------------------------------------------------------
PWVA-BAL-T

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY

                  Please detach at perforation before mailing.

INSTRUCTION FORM                                                INSTRUCTION FORM

           THIS PROXY TO WHICH THESE INSTRUCTIONS RELATE IS SOLICITED
            ON BEHALF OF THE TRUSTEES OF THE CDC NVEST FUNDS TRUST I

The undersigned hereby instructs that all the shares of the CDC Nvest Balanced Fund deemed attributable to the undersigned's contract with the issuing insurance company be voted at the Special Meeting of Shareholders of the Fund on June 17, 2003 (the Notice and Prospectus/Proxy Statement with respect to which have been received by the undersigned), and all adjournments thereof, on each proposal described in said notice, as set forth on the reverse side, and on any other business that may properly come before the Meeting.

If this form is signed and returned with no choice indicated as to any proposal on which the shares represented by the undersigned's contract are entitled to be voted, such shares shall be voted FOR such proposal.

                              --------------------------------------------------
                              CONTROL NUMBER: 999 9999 9999 999
                              --------------------------------------------------

                              Note: Please sign exactly as your name or names appear on this Instruction Form. All joint owners should sign. When signing in a fiduciary capacity, such as executor, administrator, trustee, attorney, guardian, etc., please so indicate. Corporate and partnership forms should be signed by an authorized person indicating the person's title.


                              --------------------------------------------------
                              Signature


                              --------------------------------------------------
                              Signature of joint owner, if any

                              --------------------------------------------------
                              Date                                     NBC_13271

        PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE
                               ENCLOSED ENVELOPE

                    EVERY CONTRACT OWNER'S VOTE IS IMPORTANT

            PLEASE SIGN, DATE AND RETURN YOUR INSTRUCTION FORM TODAY

                  Please detach at perforation before mailing.

The Trustees recommend a vote FOR the proposal. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLANK INK. Example: |X|

                                                         FOR   AGAINST   ABSTAIN
     1.    Approval of the acquisition of the CDC Nvest  |_|     |_|       |_|
           Balanced Fund by the CDC Nvest Growth and
           Income Fund.

  PLEASE SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

                                                                       NBC_13271

               [CDC IXIS Asset Management Distributors Letterhead]

May 27, 2003

                              Our records as of May 23, 2003 indicate that we have not received your proxy vote. We want you to know that your vote matters!

Dear Shareholder:

We recently sent you a package containing a prospectus/proxy statement that provided detailed information regarding an important proposal affecting your CDC Nvest Fund. Our records indicate that you have not yet responded. Your vote is important. Please take some time to review the document and vote your shares today. If your vote and this letter have crossed in the mail, we thank you for your response.

Please respond by June 12, 2003!

Your vote is needed prior to the shareholder meeting, which is scheduled for June 17, 2003 at 2:00 p.m. Eastern time at the offices of CDC IXIS Asset Management Advisers, L.P. at 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. There are three convenient methods for voting your shares:

o Visit www.cdcnvestfunds.com to vote electronically by Internet, where you will also find copies of the proxy letter, a set of Q&As, and the proxy statement.

o Call toll-free 866-241-6192 to vote on our automated telephone line.

o Return the enclosed proxy card in the postage-paid envelope provided.

If you plan to vote electronically by Internet or by telephone, please see your proxy card for more information and helpful instructions. You may also receive a telephone call from a proxy solicitation firm to remind you to vote your shares.

Thank you for your cooperation in voting on this important proposal. If you have any questions, please call 800-225-5478. One of our representatives will be happy to provide you with the information you need.

Sincerely,


/s/ John T. Hailer
John T. Hailer
President
CDC IXIS Asset Management Distributors, L.P. o 399 Boylston Street o Boston, Massachusetts 02116
www.cdcnvestfunds.com
BL14-0503

CDC Nvest Funds
C/O Proxy Tabulator
P.O. Box 18011
Hauppauge NY 11788-8811

--------------------------------------------------------------------------------
                    URGENT REQUEST! WE NEED YOUR VOTE TODAY!
--------------------------------------------------------------------------------

Your Vote is Important! Please Open Immediately

-----------------------------------------------




-----------------------------------------------

April 30, 2003

Dear Shareholder:

The enclosed prospectus/proxy statement provides detailed information about an important proposal for CDC Nvest Balanced Fund. The fund will hold a special meeting of shareholders on June 17, 2003 at 2:00 p.m. Eastern time, at the offices of CDC IXIS Asset Management Advisers, L.P., 399 Boylston Street, 10th Floor, Boston, Massachusetts 02116. A formal Notice of Special Meeting of Shareholders is enclosed, followed by a combined prospectus/proxy statement that explains in more detail the proposal to be considered. Please refer to the "Questions and Answers" section of the prospectus/proxy statement for an overview of the proposed acquisition. We've summarized some important facts here. Reading this letter completely may make your review of the proxy statement easier.

Q. What is the proposal?      You are being asked to approve the acquisition of
                              CDC Nvest Balanced Fund by CDC Nvest Growth and
                              Income Fund.

Q. What are the advantages?   The Funds' investment advisor has recommended the
                              acquisition of CDC Nvest Balanced Fund to enable shareholders of CDC Nvest Balanced Fund to invest in a larger combined fund with better long-term growth prospects. The advisor believes the acquisition will offer CDC Nvest Balanced Fund shareholders the following advantages:

                              Lower expenses and better growth prospects. The expense ratio of CDC Nvest Growth and Income Fund is lower than that of CDC Nvest Balanced Fund. In addition, we believe the combined fund will be better able to grow in size and take advantage of economies of scale.

                              Same level of service. As a shareholder of CDC Nvest Growth and Income Fund, you will continue to benefit from the same services you currently enjoy as a CDC Nvest Balanced Fund shareholder. These services include automatic investment options and a variety of ways to access your investment.

Q. What strengths does        Expertise and experience. CDC Nvest Growth and
Harris Associates bring to    Income Fund is managed by Harris Associates. As
the management of CDC Nvest   advisor to The Oakmark Family of Funds, and
Growth and Income fund?       manager of CDC Nvest Select Fund, CDC Nvest Growth
                              and Income Fund and segments of CDC Nvest Star funds, Harris Associates has built a reputation for a consistent approach to value investing.
                              Portfolio managers Robert Levy, Edward Loeb, and
                              Michael Mangan bring more than 50 years' combined experience to the fund.

Q. What is the portfolio      Using a value investment strategy, CDC Nvest
management team's approach    Growth and Income Fund invests substantially all
to managing CDC Nvest Growth  of its assets in stocks of large and
and Income Fund?              mid-capitalization companies across a broad array
                              of industries. This strategy is based on the belief that, over time, a company's stock price converges with the company's true business value.
                              The firm believes that investing in securities priced significantly below their true business value presents the best opportunity to achieve the fund's investment objective.

Remember - your vote counts

Your vote is extremely important, regardless of the number of shares you own. Please vote your shares whether or not you plan to attend the meeting. Voting promptly is also essential. If we do not receive enough votes, we will have to re-solicit shareholders. CDC Nvest Balanced Fund is using Alamo Direct, a professional proxy solicitation firm, to assist shareholders in the voting process. As the date of the meeting approaches, if we have not yet received your vote, you may receive a telephone call from Alamo Direct reminding you to exercise your right to vote.

Vote on the Internet or by toll-free telephone - it's your choice

You may vote simply by returning the enclosed proxy card. A self-addressed, postage-paid envelope has been enclosed for your convenience. You may also vote via the Internet or toll-free from a touch-tone telephone. Please see your proxy card for more information and voting instructions. If you do vote electronically, you do not need to mail your proxy card. However, if you want to change your vote, you may do so using the proxy card, telephone or Internet.

Thank you for your cooperation in voting on this important proposal. Please take a few moments to review the details of the proposal. If you have any questions regarding the prospectus/proxy statement, please call your financial advisor, or call CDC Nvest Funds at 800-225-5478.

Sincerely,


/s/ John T. Hailer
------------------
John T. Hailer
President

                                                                       BL09-0303